DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC. DREYFUS STRATEGIC MUNICIPALS, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a “Fund” and, collectively, the “Funds”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, May 21, 2008 at 10:00 a.m., for the following purposes:

1.	To elect Directors to serve for a three-year term and until their successors are duly elected and qualified.

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on March 19, 2008 will be entitled to receive notice of and to vote at the meeting.

New York, New York March 25, 2008

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC. DREYFUS STRATEGIC MUNICIPALS, INC.

COMBINED PROXY STATEMENT

Annual Meeting of Stockholders to be held on Wednesday, May 21, 2008

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of Dreyfus Strategic Municipal Bond Fund, Inc. (“DSMB”) and Dreyfus Strategic Municipals, Inc. (“DSM”) (each, a “Fund” and, collectively, the “Funds”) to be used at the Annual Meeting of Stockholders of each Fund to be held on Wednesday, May 21, 2008 at 10:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 19, 2008 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given. As of March 19, 2008, the Funds had outstanding the following number of shares:

	Common Stock	Auction Preferred Stock
Name of Fund	Outstanding	Outstanding

DSMB	48,495,729	7,440
DSM	60,720,834	11,400

     It is estimated that proxy materials will be mailed to stockholders of record on or about April 4, 2008. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A, Series B and Series C for DSMB and Series M, Series T, Series W, Series TH and Series F for DSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.

PROPOSAL 1: ELECTION OF DIRECTORS

     Each Fund’s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the “Nominees”) as Directors of the indicated class of such Fund, to serve for three-year terms and until their respective successors are duly elected and qualified. With respect to DSMB, Messrs. David W. Burke, Hans C. Mautner, Burton N. Wallack and John E. Zuccotti are nominated to be elected as Class III Directors to serve for a three-year term. With respect to DSM, Messrs. Gordon J. Davis and Ehud Houminer and Ms. Robin A. Melvin are nominated to be elected as Class II Directors to serve for a three-year term. Messrs. Davis and Houminer and Ms. Melvin also are continuing Class II Directors of DSMB and Messrs. Burke, Mautner, Wallack and Zuccotti also are continuing Class III Directors of DSM. Each Nominee also currently serves as a Director of the Fund for which their election is proposed. Each Nominee was nominated by the respective Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund’s Continuing Directors, information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds.

     Under the terms of each Fund’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. Mr. Zuccotti was elected in 2006 as a Class III Director for APS holders of DSM to serve for a three year term. He currently is a nominee for election by holders of DSMB’s APS as a Class III director. The other Director designated for holders of APS, Ms. Melvin, was elected as a Class II Director for APS holders of DSMB last year to serve for a three year term. Ms. Melvin currently is a nominee for election by holders of DSM’s APS as a Class II Director.

     Voting with regard to the election of Directors will be as follows: for DSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of Class III Directors Messrs. Burke, Wallack and Mautner; for DSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Class II Directors Messrs. Davis and Houminer; and for each Fund, APS holders of the respective Fund will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Ms. Melvin as a Class II Director who is nominated to represent the APS of DSM and Mr. Zuccotti as a Class III Director who is nominated to represent the APS of DSMB.

     The persons named as proxies on the accompanying proxy card(s) intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     None of the Nominees or Continuing Directors are “interested persons” of either Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As independent directors of investment companies, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

DSMB — Nominees for Class III Director with Term Expiring in 2011

Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
DAVID W. BURKE (71)	Corporate Director and Trustee	John F. Kennedy Library
Class III Director of DSMB (1994)		Foundation, Director

HANS C. MAUTNER (70)	President - International Division	Capital and Regional
Class III Director of DSMB (1989)	and an Advisory Director of	PLC, a British co-
	Simon Property Group, a real estate	investing real estate
	investment company (1998-present)	asset manager, Director
	Director and Vice Chairman of	Member – Board of
	Simon Property Group (1998-	Managers of:
	2003)	Mezzacappa
	Chairman and Chief Executive	Long/Short Fund LLC
	Officer of Simon Global Limited	Mezzacappa Partners
	(1999-present)	LLC

BURTON N. WALLACK (57)	President and co-owner of	None
Class III Director of DSMB (2006)	Wallack Management Company,
a real estate management company

JOHN E. ZUCCOTTI (70)	Chairman of Brookfield Financial	Emigrant Savings Bank,
APS Designee	Properties, Inc.	Director
Class III Director of DSMB (1989)	Senior Counsel of Weil, Gotshal &	Wellpoint, Inc., Director
	Manges, LLP	Visiting Nurse Service of
	Chairman of the Real Estate Board of	New York, Director
	New York	Columbia University,
Trustee
Doris Duke Charitable
Foundation, Trustee

DSM — Nominees for Class II Director with Term Expiring in 2011

Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
GORDON J. DAVIS (66)	Partner in the law firm of Dewey and	Consolidated Edison, Inc.,
Class II Director of DSM (2006)	LeBeouf, LLP	a utility company, Director
	President, Lincoln Center for the	Phoenix Companies, Inc., a
	Performing Arts, Inc. (2001)	life insurance company,
Director
Board Member/Trustee for
several not-for-profit
groups

EHUD HOUMINER (67)	Executive-in-Residence at the	Avent Inc., an electronics
Class II Director of DSM (1994)	Columbia Business School,	distributor, Director
	Columbia University	International Advisory
Board to the MBA
Program, School of
Management, Ben
Gurion University,
Chairman

ROBIN A. MELVIN (44)	Director, Biosi Family Foundation, a	None
APS Designee	private family foundation that sup-
Class II Director of DSM (1995)	ports youth-serving organizations
that promote the self sufficiency of
youth from disadvantaged circum-
stances

     Each Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Directors’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. A copy of each Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, was attached as an exhibit to last year’s proxy statement dated April 11, 2007. A copy of the Audit Committee Charter also is available at www.dreyfus.com.

     Each Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board of Directors for election or appointment by the Board and for election by stockholders. Each nominating committee member is “independent” as defined by the New York Stock Exchange. A copy of each Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”) was attached as an exhibit to last year’s proxy statement dated April 11, 2007 A copy of the Nominating Committee Charter is not available on the Fund’s website. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing committee, comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     DSM’s and DSMB’s audit committee met six times and five times, respectively, during the Fund’s fiscal year ended September 30, 2007 and November 30, 2007, respectively. Each Fund’s nominating committee met once, and each Fund’s pricing committee did not meet during the Fund’s last fiscal year. DSM’s compensation committee met once and DSMB’s compensation committee did not meet during the respective Fund’s last fiscal year.

     Each Fund Director also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and attendance fees are allocated on the basis of net assets, with the Chairman of the Board of each Fund, Joseph S. DiMartino, receiving an additional 25% in annual retainer and per meeting fees. The Fund reimburses Directors for their expenses. Emeritus Directors, if any, are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Directors. The Funds had no Emeritus Directors as of the date of this proxy statement. Neither Fund has a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 2007, and by DSM for its fiscal year ended September 30, 2007, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Nominee’s total compensation) for the year ended December 31, 2007, was as follows:

		Total Compensation
	Aggregate	from each Fund and
Name of	Compensation	Fund Complex
Nominee and Fund	from each Fund*	Paid to Nominee (**)
David W. Burke		$347,479 (105)
DSMB	$4,022
DSM	$5,542
Gordon J. Davis		$137,942 (39)
DSMB	$3,788
DSM	$4,077
Ehud Houminer		$223,500 (79)
DSMB	$4,022
DSM	$5,542
Hans C. Mautner		$77,729 (30)
DSMB	$3,504
DSM	$5,119
Robin A. Melvin		$78,729 (30)
DSMB	$3,714
DSM	$5,119
Burton N. Wallack		$85,229 (30)
DSMB	$3,788
DSM	$4,077
John E. Zuccotti		$84,729 (30)
DSMB	$4,022
DSM	$5,542

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reim-
bursed to Directors for attending Board meetings, which in the aggregate amounted to $3,213 for DSMB and $3,770 for
DSM.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the
Funds, for which the Nominee serves as a Board member.

     For each Fund’s most recent fiscal year, the number of Board meetings held and aggregate amount of compensation paid to each Continuing Director who is not a Nominee by each Fund and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain other information concerning each Fund’s Directors and officers also is set forth on Exhibit A.

Required Vote

     The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that each Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on October 29, 2007 for DSMB and July 17, 2007 for DSM, each Fund’s audit committee approved and each Fund’s Board, including a majority of those Directors who are not “interested persons” of the Fund, ratified the selection of Ernst & Young LLP (“E&Y”) as the independent auditors for the respective Fund’s fiscal year ending in 2008. E&Y, a major international accounting firm, has acted as auditors of each Fund since the Fund’s organization. After reviewing the Fund’s audited financial statements for the fiscal year ended September 30, 2007 for DSM, and November 30, 2007 for DSMB, each Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s annual report to stockholders. Copies of the audit committee’s report for DSM and DSMB are attached as Exhibits B and C, respectively, to this proxy statement.

Independent Auditor Fees and Services

     The following chart reflects fees paid to E&Y in each Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the relevant Fund), such fees represent only those fees that required pre-approval by the audit committee. All services privded by E&Y were pre-approved as required.

	DSM[1]	Service Affiliates[1]	DSMB[2]	Service Affiliates[2]
Audit Fees	$36,008/$36,008	N/A	$36,008/$36,008	N/A
Audited-Related Fees[3]	$21,922/$42,410	$0/$0	$5,122/$42,410	$0/$0
Tax Fees[4]	$3,235/$2,313	$0/$0	$3,060/$2,541	$0/$0
Aggregate Non-Audit Fees[5]	$0/$0	$443,981/$1,667,704	$0/$0	$375,571/$1,890,737

1 Fiscal years ended September 30, 2006/September 30, 2007.

2 Fiscal years ended November 30, 2006/November 30, 2007.

3 Services to the Fund consisted of (i) agreed-upon procedures related to compliance with basic maintenance requirements for auction preferred stock; and (ii) security counts required by Rule 17f-2 under the 1940 Act.

4 Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. fed eral, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

5 Rendered to the Fund and Service Affiliates.

     Audit Committee Pre-Approval Policies and Procedures. Each Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of E&Y’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y’s independence. Pre-approvals pursuant to the Policy are considered annually.

     Auditor Independence. Each Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining E&Y’s independence.

     A representative of E&Y is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s investment adviser. Mellon Trust of New England, N.A., an affiliate of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as Custodian for the assets of each Fund. PFPC Inc., located at 4400 Computer Drive, Westboro, MA 01581, acts as DSMB’s Transfer Agent, Dividend-Paying Agent and Registrar; and The Bank of New York, an affiliate of Dreyfus, located at P.O. Box 358016, Pittsburgh, PA 15252, acts as DSM’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card for each Fund you own and mail it in the enclosed, postage-paid envelope.

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax, or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the Proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

OTHER MATTERS

     Neither Fund’s Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in a Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 7, 2008 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is February 22, 2009.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board of Directors.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of BNY Mellon Shareowner, Proxy Department, 480 Washington Blvd., 27th floor, Jersey City, NJ 07310, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: March 25, 2008

EXHIBIT A

PART I

     Part I sets forth information relevant to the Continuing Directors who are not Nominees for election at this meeting, Board and committee meetings, and share ownership. Unless otherwise indicated, the information set forth herein applies to both Funds.

Continuing Class I Directors with Terms Expiring in 2009 for DSMB and 2010 for DSM

     The following table presents information about the Continuing Directors of the Funds, including their principal occupations and other board memberships and affiliations. In addition to the Continuing Directors listed below, Messrs. Burke, Mautner, Wallack and Zuccotti are Class III Continuing Directors of DSM and Messrs. Houminer and Davis and Ms. Melvin are Class II Continuing Directors of DSMB. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166. Each of the Fund’s Continuing Directors will continue to serve as a Director of the Funds after the meeting.

Name (Age) of Continuing Director	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
JOSEPH S. DiMARTINO (64)	Corporate Director and Trustee	The Muscular Dystrophy
Chairman of the Board and		Association, Director
Class I Director of DSM (1995)		Century Business Services,
Chairman of the Board and		Inc., a provider of out-
Class I Director of DSMB (1995)		sourcing functions for
small and medium size
companies, Director
The Newark Group, a
provider of a national
market of paper recovery
facilities, paperboard mills
and paperboard convert-
ing plants, Director
Sunair Services Corpor-
ation, a provider of
certain outdoor-related
services to homes and
businesses, Director

WILLIAM HODDING CARTER III (72)	Professor of Leadership & Public	The Century Foundation,
Class I Director of DSM (1989)	Policy, University of North	Emeritus Director
Class I Director of DSMB (1989)	Carolina, Chapel Hill (January 1,	The Enterprise Corporation
	2006 - present)	of the Delta, Director
President and Chief Executive
Officer of John S. and James L.
Knight Foundation (February 1,
1998 - February 1, 2006)

JONI EVANS (65)	Principal, Joni Evans Ltd.	None
Class I Director of DSM (2007)	Senior Vice President of the
Class I Director of DSMB (2007)	William Morris Agency (2005)

Name (Age) of Continuing Director	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
RICHARD C. LEONE (67)	President of The Century	The American Prospect,
Class I Director of DSM (1989)	Foundation	Director
Class I Director of DSMB (1989)	(formerly, The Twentieth	Center for American
	Century Fund, Inc.), a tax	Progress, Director
exempt research foundation
engaged in the study of econom-
ic, foreign policy and
domestic issues

     The table below indicates the dollar range of each Continuing Director’s and Nominee’s ownership of shares of each Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2007.

Aggregate Holding of
Funds in the
	DSM	DSMB	Dreyfus Family of Funds
Name of Continuing	Common	Common	for which Responsible as
Director or Nominee	Stock	Stock	a Board Member
David W. Burke*	None	None	Over $100,000
Hodding Carter III	None	None	None
Gordon J. Davis*	None	None	$50,001 - $100,000
Joseph S. DiMartino	None	None	Over $100,000
Joni Evans	None	None	None
Ehud Houminer*	None	None	$1 - $10,000
Richard C. Leone	None	None	Over $100,000
Hans C. Mautner*	None	None	Over $100,000
Robin A. Melvin*	None	None	Over $100,000
Burton N. Wallack*	None	None	None
John E. Zuccotti*	None	None	Over $100,000

* Nominee.

     As of December 31, 2007, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

  DSM held 7 Board meetings, DSMB held 8 Board meetings and DSM’s and DSMB’s audit committees met 6 and 5 times, respectively, during its last fiscal year.
  The Funds do not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting.
  All Continuing Directors and Nominees (who were Directors at the time) attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year.

     Compensation Table. The aggregate amount of compensation paid to each Continuing Director by DSMB for its fiscal year ended November 30, 2007, and by DSM for its fiscal year ended September 30, 2007, and by all funds in the Dreyfus Family of Funds for which such Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director’s total compensation) for the year ended December 31, 2007, was as follows:

		Total
		compensation
		from each Fund and
	Aggregate	fund complex
Name of Continuing	compensation	paid to
Director and Fund	from each Fund*	Continuing Director (**)
William Hodding Carter III		$84,729 (30)
DSMB	$4,022
DSM	$5,542
Joseph S. DiMartino		$819,865 (196)
DSMB	$5,025
DSM	$6,928
Joni Evans		$78,229 (30)
DSMB	$3,596
DSM	$3,775
Richard C. Leone		$78,000 (30)
DSMB	$3,714
DSM	$5,119

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Directors for attending Board meetings, which in the aggregate amounted to $3,213 for DSMB and
$3,770 for DSM.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the
Funds, for which the Director serves as a Board member.

PART II

Part II sets forth information relevant to the officers of each Fund.
Name and Position		Principal Occupation and Business
with Funds (Since)	Age	Experience For Past Five Years

J. DAVID OFFICER
President (2006)	59	Chief Operating Officer, Vice Chairman and a
		director of Dreyfus and an officer of 78 invest-
		ment companies (comprised of 163 portfolios)
		managed by Dreyfus.
PHILLIP N. MAISANO
Executive Vice President (2007)	60	Chief Investment Officer, Vice Chair and a
		director of Dreyfus, and an officer of 78 invest-
		ment companies (comprised of 163 portfolios)
		managed by Dreyfus. Mr. Maisano also is an
		officer and/or board member of certain other
		investment management subsidiaries of The
		Bank of New York Mellon Corporation, each
		of which is an affiliate of Dreyfus. He has been
		an employee of Dreyfus since November
		2006. Prior to joining Dreyfus, Mr. Maisano
		served as Chairman and Chief Executive
		Officer of EACM Advisors, an affiliate of
		Dreyfus, since August 2004, and served as
		Chief Executive Officer of Evaluation
		Associates,a leading institutional investment
		consulting firm, from 1988 until 2004.
A. PAUL DISDIER
Executive Vice President (2002)	52	Director of Dreyfus Municipal Securities and an
		officer of 2 other investment companies (com-
		prised of 2 portfolios) managed by Dreyfus.
JAMES WINDELS
Treasurer (2001)	49	Director — Mutual Fund Accounting of
		Dreyfus, and an officer of 79 investment com-
		panies (comprised of 180 portfolios) managed
		by Dreyfus.
MICHAEL A. ROSENBERG
Vice President and Secretary (2005)	48	Associate General Counsel of Dreyfus, and
		an officer of 79 investment companies (com-
		prised of 180 portfolios) managed by Dreyfus.
JAMES BITETTO
Vice President and Assistant Secretary (2005)	41	Associate General Counsel and Assistant
		Secretary of Dreyfus, and an officer of 79
		investment companies (comprised of 180
		portfolios) managed by Dreyfus.

Name and Position			Principal Occupation and Business
with Funds (Since)		Age	Experience For Past Five Years

JONI LACKS CHARATAN
Vice President and Assistant Secretary	(2005)	52	Associate General Counsel of Dreyfus, and
			an officer of 79 investment companies (com-
			prised of 180 portfolios) managed by Dreyfus.
JOSEPH M. CHIOFFI
Vice President and Assistant Secretary	(2005)	46	Associate General Counsel of Dreyfus, and
			an officer of 79 investment companies (com-
			prised of 180 portfolios) managed by Dreyfus.
JANETTE E. FARRAGHER
Vice President and Assistant Secretary	(2005)	45	Associate General Counsel of Dreyfus, and
			an officer of 79 investment companies (com-
			prised of 180 portfolios) managed by Dreyfus.
JOHN B. HAMMALIAN
Vice President and Assistant Secretary	(2005)	44	Associate General Counsel of Dreyfus, and
			an officer of 79 investment companies (com-
			prised of 180 portfolios) managed by Dreyfus.
ROBERT R. MULLERY
Vice President and Assistant Secretary (2005)		56	Associate General Counsel of Dreyfus, and an
			officer of 79 investment companies (comprised
			of 180 portfolios) managed by Dreyfus.
JEFF PRUSNOFSKY
Vice President and Assistant Secretary	(2005)	42	Associate General Counsel of Dreyfus, and
			an officer of 79 investment companies (com-
			prised of 180 portfolios) managed by Dreyfus.
RICHARD CASSARO
Assistant Treasurer (2008)		49	Senior Accounting Manager — Money Market
			and Municipal Bond Funds of Dreyfus, and an
			officer of 79 investment companies (comprised
			of 180 portfolios) managed by Dreyfus.
GAVIN C. REILLY
Assistant Treasurer (2005)		39	Tax Manager of the Investment Accounting
			and Support Department of Dreyfus, and an
			officer of 79 investment companies (com-
			prised of 180 portfolios) managed by Dreyfus.
ROBERT S. ROBOL
Assistant Treasurer (2005)		43	Senior Accounting Manager — Money
			Market and Municipal Bond Funds of
			Dreyfus, and an officer of 79 investment
			companies (comprised of 180 portfolios)
			managed by Dreyfus.
ROBERT SALVIOLO
Assistant Treasurer (2007)		40	Senior Accounting Manager — Equity Funds
			of Dreyfus, and an officer of 79 investment
			companies (comprised of 180 portfolios)
			managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Funds (Since)	Age	Experience For Past Five Years

ROBERT SVAGNA
Assistant Treasurer (2005)	41	Senior Accounting Manager — Equity Funds
		of Dreyfus, and an officer of 79 investment
		companies (comprised of 180 portfolios)
		managed by Dreyfus.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	50	Chief Compliance Officer of Dreyfus and The
		Dreyfus Family of Funds (79 investment com-
		panies, comprised of 180 portfolios). From
		November 2001 through March 2004, Mr.
		Connolly was first Vice-President, Mutual Fund
		Servicing for Mellon Global Securities Services.
		In that capacity, Mr. Connolly was responsible
		for managing Mellon’s Custody, Fund
		Accounting and Fund Administration services
		to third-party mutual fund clients.

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

PART III

     Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of March 19, 2008 by Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund’s outstanding shares.

     As of March 19, 2008, each Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

     As of March 19, 2008, the following Directors and officers owned shares of Common Stock of the Funds as indicated below:

	DSM	DSMB
	Shares of Common	Shares of Common
Directors	Stock Owned	Stock Owned
None

Officers
A. Paul Disdier	11,500	2,500

     To each Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock or the outstanding shares of APS of a Fund on March 19, 2008. Cede & Co. held of record approximately 88% and 92% of the outstanding Common Stock for DSM and DSMB, respectively, and 100% of the outstanding shares of APS of each of DSM and DSMB.

Section 16(a) Beneficial Ownership Reporting Compliances

     To each Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2007 for DSM and November 30, 2007 for DSMB except that Jonathan Little, who became Chairman of the Board of Dreyfus on December 28, 2006, did not report on a timely basis in a Form 3 filing that he had no beneficial interest in either Fund as of the date he was appointed Chairman of Dreyfus. However, the described failure to file was subsequently reported on the appropriate Form during DSM’s and DSMB’s fiscal years ended September 30, 2007 and November 30, 2007, respectively. In making this disclosure, each Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

EXHIBIT B

Dreyfus Strategic Municipals, Inc.

November 20, 2007

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the independent auditors the overall scope and plan for the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements for the Fund be included in the Annual Report to Shareholders for the year ended September 30, 2007.

Ehud Houminer, Audit Committee Chair	Richard C. Leone, Audit Committee Member
David W. Burke, Audit Committee Member	Hans C. Mautner, Audit Committee Member
Hodding Carter III, Audit Committee Member	Robin A. Melvin, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	Burton Wallack, Audit Committee Member
Joni Evans, Audit Committee Member	John E. Zuccotti, Audit Committee Member

B-1

EXHIBIT C

Dreyfus Strategic Municipal Bond Fund, Inc.

January 24, 2008

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the independent auditors the overall scope and plan for the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Shareholders for the year ended November 30, 2007.

Ehud Houminer, Audit Committee Chair	Richard C. Leone, Audit Committee Member
David W. Burke, Audit Committee Member	Hans C. Mautner, Audit Committee Member
Hodding Carter III, Audit Committee Member	Robin A. Melvin, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	Burton Wallack, Audit Committee Member
Joni Evans, Audit Committee Member	John E. Zuccotti, Audit Committee Member

C-1

0852-0853PROXY-08

Dreyfus Strategic Municipal Bond Fund, Inc.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

A Election of Class III Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1. Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - David W. Burke	☐	☐	02 - Hans C. Mautner	☐	☐	03 - Burton N. Wallack	☐	☐
04 - John E. Zuccotti	☐	☐						

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 0 1 7 3 9 6 4

<STOCK#> 00VNPA

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Dreyfus Strategic Muncipal Bond Fund, Inc.

AUCTION PREFERRED STOCKHOLDERS

The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Joni L. Charatan, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 19, 2008 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Wednesday, May 21, 2008; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE	SEE REVERSE
SIDE	SIDE

Dreyfus Strategic Municipal Bond Fund, Inc.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

A Election of Class III Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1. Nominees:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - David W. Burke	☐	☐	02 - Hans C. Mautner	☐	☐	03 - Burton N. Wallack	☐	☐

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 0 1 7 3 9 6 3

<STOCK#> 00VLPA

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Dreyfus Strategic Muncipal Bond Fund, Inc.

COMMON STOCK HOLDERS

The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Joni L. Charatan, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 19, 2008 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Wednesday, May 21, 2008; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE	SEE REVERSE
SIDE	SIDE

Please mark Boxes in blue or black ink.

Please Mark Here for Address Change or Comments ☐
SEE REVERSE SIDE

1. Election of Directors

FOR ALL Nominees listed below (except as marked to the contrary)	WITHHOLD Authority For All Nominees listed below
☐	☐

Nominees: Class II – 01 Gordon J. Davis
02 Ehud Houminer
03 Robin A. Melvin

WITHHELD FOR (write name of nominee(s) in space provided below)

____

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:_______________________________, 2006

____
Signature(s)

____
Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope

▲ **FOLD AND DETACH HERE** ▲

DREYFUS STRATEGIC MUNICIPALS, INC. AUCTION PREFERRED STOCKHOLDERS

     The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Joni L. Charatan and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 19, 2008 at the Annual Meeting of Stockhold ers to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Wednesday, May 21, 2008; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personal present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

DREYFUS STRATEGIC MUNICIPALS, INC.

IMPORTANT

Please Act Promptly Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.

Please mark Boxes in blue or black ink.

Please Mark Here for Address Change or Comments ☐
SEE REVERSE SIDE

1. Election of Directors

FOR ALL Nominees listed below (except as marked to the contrary)	WITHHOLD authority for all nominees
☐	☐

Nominees are: Class II – 01 Gordon J. Davis
02 Ehud Houminer

WITHHOLD authority only for the nominee whose name I have written below

____

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign.

If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: ______________________________, 2008

____
Signature(s)

____
Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope

▲ **FOLD AND DETACH HERE** ▲

DREYFUS STRATEGIC MUNICIPALS, INC. COMMON STOCKHOLDERS

     The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Joni L. Charatan and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 19, 2008 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Wednesday, May 21, 2008; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

DREYFUS STRATEGIC MUNICIPALS, INC.

IMPORTANT

Please Act Promptly Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.